                                                                    Exhibit 99.1

                                PRELIMINARY COPY

      COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK

                      THIS PROXY IS SOLICITED ON BEHALF OF

                            THE BOARD OF DIRECTORS OF

                                  CERBCO, INC.

                             IN CONNECTION WITH THE

                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of CERBCO, Inc. ("CERBCO") hereby appoints Webb C. Hayes, IV and Paul C. Kincheloe, Jr., and each of them, as lawful attorneys and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Common Stock of CERBCO which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of CERBCO to be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware, on May 14, 2002, 10 o'clock a.m. Eastern Daylight Savings Time, or at any adjournment, postponement or rescheduling thereof (collectively, the "Annual Meeting"). The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.

PROPOSAL NO. 1:  ADOPTION OF RECAPITALIZATION AGREEMENT

                 To approve that certain Amended and Restated Recapitalization Agreement and Plan of Merger dated as of March 25, 2002, by and between CERBCO and CERBCO Recapitalization Subsidiary, Inc., a wholly owned subsidiary of CERBCO, including certain amendments to CERBCO's Certificate of Incorporation in connection with the proposed recapitalization, as such agreement may be amended and/or restated from time to time as permitted by Delaware law.

                      FOR              AGAINST              ABSTAIN
                      [ ]                [ ]                  [ ]


PROPOSAL NO. 2:  ELECTION OF DIRECTORS

           [ ]   FOR Paul C. Kincheloe, Jr.       [ ]  WITHHOLD AUTHORITY for
                                                       Paul C. Kincheloe, Jr.
DISCRETIONARY AUTHORITY

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1, "FOR" THE NOMINEE NAMED IN PROPOSAL NO. 2 ABOVE AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

      COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK

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      COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK

      Please date and sign this proxy exactly as your name appears hereon.

------------------------------         -----------------------------------------
Date                                   Signature of Owner

                                       -----------------------------------------
                                       Additional Signature of Joint Owner
                                       (if any)

                                       If stock is jointly held, each joint
                                       owner should sign. When signing as
                                       attorney-in-fact, executor,
                                       administrator, trustee, guardian,
                                       corporate officer or partner, please give full title.

    TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY--NO BOXES NEED BE CHECKED.

      COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK--COMMON STOCK

                                PRELIMINARY COPY

        CLASS B COMMON STOCK--CLASS B COMMON STOCK--CLASS B COMMON STOCK

                      THIS PROXY IS SOLICITED ON BEHALF OF

                            THE BOARD OF DIRECTORS OF

                                  CERBCO, INC.

                             IN CONNECTION WITH THE

                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of CERBCO, Inc. ("CERBCO") hereby appoints Webb C. Hayes, IV and Paul C. Kincheloe, Jr., and each of them, as lawful attorneys and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Class B Common Stock of CERBCO which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of CERBCO to be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware, on May 14, 2002, 10 o'clock a.m. Eastern Daylight Savings Time, or at any adjournment, postponement or rescheduling thereof (collectively, the "Annual Meeting"). The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.

PROPOSAL NO. 1:  ADOPTION OF RECAPITALIZATION AGREEMENT

                 To approve that certain Amended and Restated Recapitalization Agreement and Plan of Merger dated as of March 25, 2002, by and between CERBCO and CERBCO Recapitalization Subsidiary, Inc., a wholly owned subsidiary of CERBCO, including certain amendments to CERBCO's Certificate of Incorporation in connection with the proposed recapitalization, as such agreement may be amended and/or restated from time to time as permitted by Delaware law.

                      FOR              AGAINST              ABSTAIN
                      [ ]                [ ]                  [ ]

PROPOSAL NO. 2:  ELECTION OF DIRECTORS

           [ ]   FOR all nominees listed below    [ ]  WITHHOLD AUTHORITY for
                 (except as marked to the              all nominees listed below
                 contrary below)

           Nominees: Robert W. Erikson   George Wm. Erikson   Webb C. Hayes, IV

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box and strike through that nominee's name listed above.

DISCRETIONARY AUTHORITY

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1, "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 2 ABOVE AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

        CLASS B COMMON STOCK--CLASS B COMMON STOCK--CLASS B COMMON STOCK

        CLASS B COMMON STOCK--CLASS B COMMON STOCK--CLASS B COMMON STOCK

      Please date and sign this proxy exactly as your name appears hereon.

------------------------------         -----------------------------------------
Date                                   Signature of Owner

                                       -----------------------------------------
                                       Additional Signature of Joint Owner
                                       (if any)

                                       If stock is jointly held, each joint
                                       owner should sign. When signing as
                                       attorney-in-fact, executor,
                                       administrator, trustee, guardian,
                                       corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY--NO BOXES NEED BE CHECKED.

        CLASS B COMMON STOCK--CLASS B COMMON STOCK--CLASS B COMMON STOCK